UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Allarity Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C 1234567890 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 Online Go to www.investorvote.com/ALLR or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Allarity Therapeutics, Inc. Stockholder Meeting to be Held on June 26, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual Stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement are available at: www.investorvote.com/ALLR Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/ALLR. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 16, 2026 to facilitate timely delivery. 2NOT COY 04A3MD

Stockholder Meeting Notice Allarity Therapeutics, Inc. Annual Meeting of Stockholders will be held on June 26, 2026 at 10:00 A.M. ET, virtually via the Internet at meetnow.global/MDD2GAD Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-7: 1. To elect one (1) Class I director to serve until the 2029 annual meeting of stockholders or until his successor is elected and qualified (the “Director Proposal”) Election of Director: 01 - Jesper Hoiland 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”) 3. To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to this Proxy Statement as Appendix A, to increase the aggregate number of shares of common stock authorized for grant under the 2021 Plan from 1,521,990 to 2,021,990 (the “2021 Plan Amendment Proposal”) 4. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay Proposal”) 5. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock pursuant to the Common Stock Purchase Agreement dated January 28, 2026 by and between the Company and Tumim Stone Capital LLC in excess of the Exchange Cap (the “Nasdaq ELOC Proposal”) 6. To approve an amendment to our Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Appendix B, to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment Proposal”) 7. To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Auditor Ratification Proposal, the 2021 Plan Amendment Proposal, the Say-on-Pay Proposal, the Nasdaq ELOC Proposal, or the Officer Exculpation Amendment Proposal (the “Adjournment Proposal”) PLEASE NOTE –YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ALLR. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Allarity Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 16, 2026.